Exhibit 10.6

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under C.F.R. § 200.84(b)(4) and 17 C.F.R. 24b-2

ADDENDUM TO THE CAMPUSCARE® SUPPORT AGREEMENT BETWEEN

CAMPUS MANAGEMENT CORP. AND

BRIDGEPOINT EDUCATION, INC.

Purpose of Addendum: Future Pricing

This Addendum, effective upon the mutual execution by the parties hereunder, is incorporated into and made a part of the CampusCare Support Agreement (the “CampusCare Agreement”) between Campus Management Corp. (“CMC”) and Bridgepoint Education, Inc. (“Customer”), dated as of February 15, 2005, as amended. All capitalized terms not otherwise defined herein shall have the meaning set forth in the CampusCare Agreement. The CampusCare Agreement shall be amended, as follows:

1.
Should Customer execute a full scope Infrastructure as a Service Agreement for its production environment (“IaaS Agreement”) by December 31, 2017, and for so long as it remains hosted with CMC on such IaaS Agreement, Customer shall receive CampusCare Premium support at the CampusCare Fees shown below, commencing 2018.

Licensed Program	CampusCare® Premium Fees
CampusNexus® Student Portal Web Services	$[***] $[***] $[***]
CampusNexus CRM	$[***]
Less Prepayment Discount**	($[***])
Total Annual CampusCare Renewal Fees	$[***]
Annual TAM Fees*	$[***]
Annual PSSC Fees*	$[***]

*TAM and PSSC: Professional Services are separate and distinct from CampusCare Services, and are subject to the terms and conditions of the PSA and relevant SOWs. See SOW No. 205435, SOW No. 206092, and SOW No. PSISVC-207385, for details.

*Professional Services Hours: The CampusCare fees above include [***] Professional Services hours to be used during each calendar year.

**Prepayment Discount. Customer shall receive the Prepayment Discount if Customer pays the Annual CampusCare Renewal Fees, TAM Fees, and PSSC Fees by November 30 of the previous year.

2.	The above discount is further contingent on timely payments and no default under the CampusCare Agreement.

[Signature Page Follows]

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[***] Confidential portions of this document have been redacted and filed separately with the Commission.

This Addendum is deemed effective upon acceptance at CMC’s principal offices. Except as expressly stated herein, all other terms of the CampusCare Agreement, as amended, remain unchanged and in full force and effect.

BRIDGEPOINT EDUCATION INC.	CAMPUS MANAGEMENT CORP.
By: /s/ Mike Stansbury ]	By: /s/ Anders Nessen 3]
Print: Mike Stansbury	Print: Anders Nessen ]
Title: Vice President IT	Title: CFO
Date: Jun 30, 2016	Date: Jun 30, 2016

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